UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer
Identification No.)
4900 West 78th Street Bloomington, Minnesota 55545
(Address of Principal Executive Offices) (Zip Code)

(952) 820-0080
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

                On January 21, 2005, August Technology Corporation (“August”) entered into an Agreement and Plan of Merger and Reorganization with Nanometrics Incorporated, a California corporation (“Nanometrics”), Major League Merger Corporation, a Minnesota Corporation (“Merger Sub 1”), and Minor League Merger Corporation, a Delaware Corporation (“Merger Sub 2”).  Both Merger Sub 1 and Merger Sub 2 are wholly-owned subsidiaries of Nanometrics.  Under the terms of the merger agreement, Nanometrics will reincorporate in Delaware by merging into Merger Sub 2 and each share of Nanometrics common stock will be exchanged for one share of Merger Sub 2.  Merger Sub 1 will be merged into August and each share of August common stock will be exchanged for 0.6401 of a share of Merger Sub 2.  In connection with the mergers, the name of Merger Sub 2 will be changed to August Nanometrics Inc.  The transaction is conditioned on obtaining requisite shareholder approvals from the shareholders of both companies, necessary regulatory clearances and other customary closing conditions, including the receipt of legal opinions that the transaction will qualify as a “reorganization” under the Internal Revenue Code.  The companies expect to close the transaction during the second quarter of 2005.

                The merger agreement provides that the board of directors of August Nanometrics Inc. will consist of seven directors—three directors selected from the existing Nanometrics board, three directors selected from the existing August board and one director independent of both August and Nanometrics.

                Directors and executive officers of both August and Nanometrics have entered into voting agreements pursuant to which they have agreed to vote the shares they hold in each company in favor of the transactions contemplated by the merger agreement.

                The Merger was announced in a joint press release on January 21, 2005, which release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

                A conference call discussing the agreement was held at 2:00 p.m. EST (1:00 p.m. CST, 11:00 a.m. PST).

                A powerpoint presentation was presented to employees of August on January 21, 2005 and a copy of that powerpoint presentation is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01               Financial Statements and Exhibits.

                                (a)           Financial statements:  None.

                                (b)           Pro forma financial information:  None.

                                (c)           Exhibits:

                                                Exhibit 99.1            Press release dated January 21, 2005.

                                                Exhibit 99.2            Powerpoint Presentation to Employees on January 21, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      January 21, 2005

AUGUST TECHNOLOGY CORPORATION

By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 21, 2005	000-30637

EXHIBIT NO.	ITEM
99.1	Press Release dated January 21, 2005
99.2	Powerpoint Presentation to Employees on January 21, 2005